SECURITIES AND EXCHANGE COMMISSION

UNITED STATES

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 7, 2013

HENNESSY ADVISORS, INC.

(Exact name of registrant as specified in its charter)

California	000-49872	68-0176227
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

7250 Redwood Blvd., Suite 200 Novato, California	94945
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number including area code:	(415) 899-1555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On August 7, 2013, Hennessy Advisors, Inc. (“Hennessy Advisors”) issued a press release announcing, among other things, the quarterly financial results for the reporting period ended June 30, 2013. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Form 8-K by reference.

Item 7.01	Regulation FD Disclosure

On August 7, 2013, Hennessy Advisors issued a press release announcing, among other things, that it had declared a cash dividend of $0.03125 per share on its common stock, payable September 15, 2013 to shareholders of record at the close of business on August 22, 2013.  A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Form 8-K by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1	Press release issued August 7, 2013 by Hennessy Advisors, Inc. announcing quarterly financial results for the reporting period ended June 30, 2013 and declaration of cash dividend.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENNESSY ADVISORS, INC.

August 7, 2013	By:	/s/ Neil J. Hennessy
Neil J. Hennessy
President

EXHIBIT INDEX

Exhibit 99.1	Press release issued August 7, 2013 by Hennessy Advisors, Inc.announcing quarterly financial results for the reporting period ended June 30, 2013 and declaration of cash dividend.

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